Exhibit 23




            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report dated January 25, 1994 included in this Form 10-K, into the Company's previously filed Registration
Statements, File Numbers 2-96973, 33-22358, and 33-33087.





                                        /s/ Arthur Andersen & Co.
                                        ARTHUR ANDERSEN & CO.


Seattle, Washington,
February 2, 1994.